Filed Pursuant to Rule 497(a)(1)

File No. 333-172214

Rule 482 ad

TICC Announces Completion of Public Offering of Common Stock

Greenwich, CT – 08/20/2012 – TICC Capital Corp. (the “Company”) (NASDAQ: TICC) announced today that it has completed an underwritten public offering of 3,450,000 shares of its common stock (including 450,000 shares of common stock that were issued pursuant to the 30-day option granted to the underwriters to purchase up to 450,000 additional shares of common stock) at a public offering price of $9.65 per share for total estimated gross proceeds of $33.3 million.

Barclays Capital Inc. acted as the sole book-running manager for the offering. Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT:LTS), acted as a co-manager.

The Company expects to use the net proceeds from the offering for general corporate purposes, which may include investments by the Company in corporate debt and equity securities and investments in structured finance vehicles.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares have been issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering of the securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement, dated August 15, 2012, and accompanying prospectus, dated February 28, 2012, each of which has been filed with the Securities and Exchange Commission,contain a description of these matters and other important information about the Company and should be read carefully before investing.

About TICC Capital Corp.

TICC Capital Corp. is a publicly traded business development company principally engaged in providing capital to established small to mid-size companies, investing in syndicated bank loans and purchasing debt and equity tranches of collateralized loan obligations. Companies interested in learning more about financing opportunities should contact Debdeep Maji at (203) 983-5285.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These forward-looking statements are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates and other matters set forth in the Company’s prospectus supplement and accompanying prospectus. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as required by applicable law.

Contact:

Bruce Rubin

203-983-5280